Exhibit 99.3
NON-DIRECTOR FORM
RESTRICTED STOCK AGREEMENT
UNDER THE WESTWOOD ONE, INC. 2005 EQUITY COMPENSATION PLAN
     THIS AGREEMENT, made as of the ___day of [month], [year], by and between Westwood One, Inc., a Delaware corporation (the “Company”) and [name] (the “Participant”).
     WHEREAS, the Board of Directors of the Company adopted, and the stockholders of the Company approved, the Westwood One, Inc. 2005 Equity Compensation Plan (the “Plan”); and
     WHEREAS, the Company, through the committee under the Plan (the “Committee”), wishes to grant to the Participant shares of its common stock, par value $0.01 per share subject to certain restrictions (the “Restricted Stock”) pursuant to the authority granted to the Committee under Section 7 of the Plan.
     NOW, THEREFORE, for and in consideration of the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
     1. Grant of Restricted Stock.
          (a) Subject to the restrictions and other conditions set forth herein, the Committee has authorized this grant of [#] shares of Restricted Stock on [date]. To the extent required by law, the Participant shall pay the Company the par value ($0.01) for each Share awarded to the Participant simultaneously with the execution of this Agreement. Unless otherwise provided in the Award, each share of Restricted Stock is equivalent to one Share with all of the attendant rights of a holder of a Share during the Restriction Period, including the right to receive or reinvest dividends with respect to such Shares (which may be subject to the same restrictions as the Restricted Stock) and to vote such Shares.
          (b) Promptly after the date of this Agreement, the Company shall issue stock certificates representing the Restricted Stock unless it elects to recognize such ownership through uncertificated book entry or another similar method pursuant to Section 8 herein. The stock certificates shall be registered in the Participant’s name and shall bear any legend required under the Plan or Section 11 of this Agreement. Such stock certificates shall be held in custody by the Company (or its designated agent) until the restrictions thereon shall have lapsed. Upon the Company’s request, the Participant shall deliver to the Company a duly signed stock power, endorsed in blank, relating to the Restricted Stock.
     2. Vesting.
          (a) Except as provided in this Agreement or the Plan, [INSERT VESTING TERMS] (the “Vesting Date”).
          (b) Upon the Participant’s Termination without Cause during the 24-month period following a Change in Control, all unvested Restricted Stock shall immediately vest; provided that the Participant is a Participant (as such term is defined in the Plan) at the time of such Termination.

          (c) Except as otherwise provided in this Agreement, upon the Participant’s Termination for Cause, all outstanding Restricted Stock (whether vested or unvested) shall immediately terminate upon such Termination.
          (d) Restricted Stock that are not vested as of the date of the Participant’s Termination for any reason shall terminate and be forfeited in their entirety as of the date of such Termination.
     3. Payment.
          (a) When any share of Restricted Stock become vested, the Company shall promptly issue and deliver with respect to each vested share of Restricted Stock to the Participant a new stock certificate registered in the name of the Participant for such Shares without the legend set forth in Section 11 hereof and deliver to the Participant any related other RS Property, subject to applicable withholding.
          (b) The delivery of any certificate representing the Restricted Stock or other RS Property may be postponed by the Company for such period as may be required for it to comply with any applicable federal or state securities law, or any national securities exchange listing requirements and the Company is not obligated to issue or deliver any securities if, in the opinion of counsel for the Company, the issuance of such Shares shall constitute a violation by the Participant or the Company of any provisions of any law or of any regulations of any governmental authority or any national securities exchange.
     4. Restrictions on Transfer.
     During the Restriction Period, Restricted Stock may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution.
     5. Dividend Equivalents.
          (a) Cash dividends on Shares shall be credited to a dividend book entry account on behalf of each Participant with respect to each share of Restricted Stock granted to a Participant, and shall be deemed to be reinvested in Shares on the date the cash dividend is paid, provided that the Participant shall not be entitled to such dividend unless and until the share of Restricted Stock vests.
          (b) If the Participant receives any other shares, securities, moneys or property representing: (i) a dividend on the Restricted Stock (other than regular cash dividends pursuant to Section 5(a)), (ii) representing a distribution or return of capital upon or in respect of the Restricted Stock or any part thereof, (iii) resulting from a split-up, reclassification or other like changes of the Restricted Stock, or (iv) otherwise received in exchange therefor, and any warrants, rights or options issued to the Participant in respect of the Restricted Stock (collectively “RS Property”), as long as the Restricted Stock remains “Restricted Stock,” the Participant will also immediately deposit with and deliver to the Company any of such RS Property, including any certificates representing shares duly endorsed in blank or accompanied by stock powers duly executed in blank, and such RS Property shall be subject to the same restrictions, including that of this Section 5(b), as the Restricted Stock with regard to which they are issued and shall herein be encompassed within the term “Restricted Stock.”

     6. Section 83(b).
     If the Participant properly elects (as required by Section 83(b) of the Code) within 30 days after the issuance of the Restricted Stock to include in gross income for federal income tax purposes in the year of issuance the fair market value of such Shares of Restricted Stock, the Participant shall pay to the Company or make arrangements satisfactory to the Company to pay to the Company upon such election, any federal, state or local taxes required to be withheld with respect to the Restricted Stock. If the Participant shall fail to make such payment, the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Participant any federal, state or local taxes of any kind required by law to be withheld with respect to the Restricted Stock, as well as the rights set forth in Section 15(d) hereof. The Participant acknowledges that it is his or her sole responsibility, and not the Company’s, to file timely and properly the election under Section 83(b) of the Code and any corresponding provisions of state tax laws if he or she elects to utilize such election.
     7. Power of Attorney.
     The Company, its successors and assigns, is hereby appointed the attorney-in-fact, with full power of substitution, of the Participant for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which such attorney-in-fact may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. The Company, as attorney-in-fact for the Participant, may in the name and stead of the Participant, make and execute all conveyances, assignments and transfers of the Restricted Stock, Shares and property provided for herein, and the Participant hereby ratifies and confirms all that the Company, as said attorney-in-fact, shall do by virtue hereof. Nevertheless, the Participant shall, if so requested by the Company, execute and deliver to the Company all such instruments as may, in the judgment of the Company, be advisable for the purpose.
     8. Uncertificated Shares.
     Notwithstanding anything else herein, to the extent permitted under applicable law, the Committee may, issue the Shares in the form of uncertificated shares. Such uncertificated shares of Restricted Stock shall be credited to a book entry account maintained by the Company (or its designee) on behalf of the Participant. If thereafter certificates are issued with respect to the uncertificated shares of Restricted Stock, such issuance and delivery of certificates shall be in accordance with the applicable terms of this Agreement.
     9. Plan.
     In addition to the terms and conditions set forth herein, the Restricted Stock is subject to, and governed by, the terms and conditions set forth in the Plan, which are hereby incorporated by reference. If and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly. Unless otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan.

     10. Amendment.
     Except as otherwise provided in the Plan, no modification or waiver of any of the provisions of this Agreement shall be effective unless in writing and signed by the party against whom it is sought to be enforced. The award of Restricted Stock pursuant to this Agreement is not intended to be considered “deferred compensation” for purposes of Section 409A of the Code. With respect to any dividend equivalents, however, this Agreement is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in a manner so as to comply therewith.
     11. Legend.
     The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing Shares issued pursuant to this Agreement. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing Shares acquired pursuant to this Agreement in the possession of the Participant in order to carry out the provisions of this Section.
     12. Securities Representations.
     The grant of the Restricted Stock and delivery of Shares upon vesting of the Restricted Stock shall be subject to, and in compliance with, all applicable requirements of federal, state or foreign securities law. No Shares may be issued hereunder if the issuance of such Shares would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Shares may then be listed. As a condition to the vesting of the Restricted Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation.
     The Shares are being issued to the Participant and this Agreement is being made by the Company in reliance upon the following express representations and warranties of the Participant. The Participant acknowledges, represents and warrants that:
          (a) the Participant has been advised that the Participant may be an “affiliate” within the meaning of Rule 144 under the Securities Act and in this connection the Company is relying in part on the Participant’s representations set forth in this Section;
          (b) the Shares must be held indefinitely by the Participant unless (i) an exemption from the registration requirements of the Securities Act is available for the resale of such Shares or (ii) the Company files an additional registration statement (or a “re-offer prospectus”) with regard to the resale of such Shares and the Company is under no obligation to continue in effect a Form S-8 Registration Statement or to otherwise register the resale of the Shares (or to file a “re-offer prospectus”);

          (c) the exemption from registration under Rule 144 will not be available under current law unless (i) a public trading market then exists for the Common Stock of the Company, (ii) adequate information concerning the Company is then available to the public, and (iii) other terms and conditions of Rule 144 or any exemption therefrom are complied with and that any sale of the Shares may be made only in limited amounts in accordance with such terms and conditions.
     13. Not an Employment Agreement.
     Neither the execution of this Agreement nor the grant of Restricted Stock constitutes an agreement by the Company to employ or engage or continue to employ or engage the Participant for any period.
     14. Notices.
     Any notice or communication, including any notice of election under Section 83(b) of the Code, given hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, or by United States mail, to the appropriate party at the address set forth below (or such other address as the party shall from time to time specify):
If to the Company, to:
Westwood One, Inc.
40 West 57th Street, 15th Floor
New York, New York 10019
Attention: General Counsel
If to the Participant, to the address on file with the Company.
     15. Miscellaneous.
     (a) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, personal legal representatives, successors, trustees, administrators, distributees, devisees and legatees. The Company may assign this Agreement to any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise), provided that any successor assumes the Company’s obligations under this Agreement. Notwithstanding the foregoing, the Participant may not assign this Agreement.
     (b) This Agreement may be executed in one or more counterparts, including via facsimile, each of which shall constitute an original copy, and all of which taken together shall constitute one contract.
     (c) The failure of any party hereto at any time to require performance by another party of any provision of this Agreement shall not affect the right of such party to require performance of that provision, and any waiver by any party of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right under this Agreement.

     (d) Solely to the extent applicable, the Company shall have the right to deduct from any payment to be made pursuant to this Agreement or otherwise, or to otherwise require, prior to the issuance or delivery of any Shares, payment by the Participant of, any Federal, state or local taxes required by law to be withheld.
     (e) The headings of the Sections of this Agreement have been inserted for convenience of reference only and shall in no way restrict or modify any of the terms or provisions hereof.
     (f) This Agreement shall be construed, interpreted and governed and the legal relationships of the parties determined in accordance with the internal laws of the State of New York without reference to rules relating to conflicts of law.
     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.

WESTWOOD ONE, INC.

By:

Title:

PARTICIPANT:

[Name]